LEGG MASON CASH RESERVE TRUST

PROSPECTUS

DECEMBER 31, 2004

[GRAPHIC]

INVESTING IN MONEY MARKET INSTRUMENTS FOR STABILITY OF PRINCIPAL AND CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL.

THE SHARES OFFERED BY THIS PROSPECTUS ARE SUBJECT TO VARIOUS FEES AND EXPENSES, INCLUDING DISTRIBUTION AND SERVICE (12b-1) FEES. SEE "FEES AND EXPENSES OF THE FUND" ON PAGE 5 AND "DISTRIBUTION PLAN" ON PAGE 6.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

[LEGG MASON FUNDS LOGO]
PERSONALIZED GUIDANCE.
INTELLIGENT CHOICES.(SM)

TABLE OF CONTENTS

         ABOUT THE FUND:

          1   Investment objective and policies

          3   Principal risks

          5   Performance

          7   Fees and expenses of the fund

          8   Distribution Plan

          9   Management

         ABOUT YOUR INVESTMENT:

         10   How to invest

         12   How to redeem your shares

         14   Account policies

         16   Services for investors

         18   Distributions and taxes

         19   Financial highlights

[GRAPHIC]

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: The fund is a money market fund that seeks to achieve stability of principal and current income consistent with stability of principal.

PRINCIPAL INVESTMENT STRATEGIES: To achieve its investment objective, the fund adheres to the following practices:

- it buys money market securities maturing in 397 days or less, determined according to the rules that govern money market funds.

- it maintains a dollar-weighted average portfolio maturity of 90 days or less, as determined according to those same rules.

- it buys only high-quality money market securities determined by the investment adviser to present minimal credit risk.

High-quality money market securities in which the fund may invest include, but are not limited to:

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Many obligations of U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the United States. There is no limit to the amount of its assets that the fund may invest in obligations that are not backed by the full faith and credit of the United States. See "Principal Risks - Credit Risk."

- securities representing deposits at domestic and foreign banks and savings and loan institutions. The fund may at times invest greater than 25% of its assets in such bank securities. These banks and institutions must have capital surplus and undivided profits of over $100,000,000 or the principal amount of the instruments must be insured by the Federal Deposit Insurance Corporation.

- commercial paper rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch Ratings ("Fitch"), and unrated commercial paper that the adviser determines to be of comparable quality.

- corporate bonds rated AAA or AA by S&P or Aaa or Aa by Moody's, and unrated bonds that the adviser determines to be of comparable quality, in every case having a remaining maturity of 397 days or less.

-    U.S. dollar-denominated securities of foreign issuers.

- asset-backed securities - I.E., securities that represent an interest in a pool of assets, such as credit card receivables or car loan receivables.

-    repurchase agreements.

- variable and floating rate securities - I.E., securities the interest rates of which change at specified intervals so they approximately equal current market rates.

The fund's investment objective is non-fundamental and may be changed by the fund's Board of Trustees without shareholder approval.

[GRAPHIC]

PRINCIPAL RISKS

IN GENERAL:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so.

INTEREST RATE RISK:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. These reset provisions generally reduce the effect of market interest rates on the value of the security.

CREDIT RISK:

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality. Generally, the fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating, or unrated securities deemed by the adviser to be comparable in quality to a security with the highest rating.

Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as Government National Mortgage Association participation certificates are backed by the full faith and credit of the U.S. Treasury. However, obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. Treasury but are backed only by the credit of the government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

OTHER RISKS:

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk and regulatory developments relating to the banking industry. Banks may be strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The bank securities in which the fund may invest typically are not insured by the federal government.

Investments in Eurodollar certificates of deposit and other dollar-denominated foreign money market instruments also pose certain risks of investing overseas, such as unfavorable economic or political developments, imposition of taxes, payment restrictions or, in extreme cases, seizure of assets.

[GRAPHIC]

PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of all distributions. Historical performance of the fund does not necessarily indicate what will happen in the future.

[CHART]

          YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

1994       3.66
1995       5.32
1996       4.80
1997       4.90
1998       4.84
1999       4.51
2000       5.79
2001       3.57
2002       1.16
2003       0.53

                       DURING THE PAST TEN CALENDAR YEARS:

                      QUARTER ENDED        TOTAL RETURN
----------------------------------------------------------
BEST QUARTER:       DECEMBER 31, 2000          1.50%

WORST QUARTER:      DECEMBER 31, 2003          0.11%

The fund's year-to-date return as of September 30, 2004 was 0.41% (not annualized). For the fund's current yield, call Legg Mason Funds Investor Services, toll-free 1-800-822-5544.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2003:

         1 YEAR             5 YEARS             10 YEARS
-------------------------------------------------------------
         0.53%               3.09%                3.89%

[GRAPHIC]

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets thereby lowering the fund's dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees. The fund has no sales charge or redemption fee, but is subject to a 12b-1 service fee.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                0.46%
DISTRIBUTION AND SERVICE (12b-1) FEES (a)      0.10%
OTHER EXPENSES                                 0.11%
TOTAL ANNUAL FUND OPERATING EXPENSES           0.67%

(a) The 12b-1 fee shown in the table reflects the amount to which the Trustees have currently limited payments under the fund's Distribution Plan. Pursuant to the Distribution Plan, the Trustees may authorize payment of up to 0.15% of average daily net assets without shareholder approval.

EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

     1 YEAR          3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------
     $  68           $   214       $   373        $    835

[GRAPHIC]

DISTRIBUTION PLAN

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares.

The fund has adopted a plan under Rule 12b-1 that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.

Under the plan, the fund may pay Legg Mason a fee currently limited by the Board of Trustees to 0.10% of average daily net assets not to exceed an annual rate of 0.15% of the fund's average daily net assets.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 90% of the service fee that it receives from the fund for those sales and for services to the investors who hold them. Legg Mason may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

[GRAPHIC]

MANAGEMENT

MANAGER AND ADVISER:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's manager. As manager, LMFA is responsible for the business affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.

LMFA has delegated certain advisory responsibilities to Western Asset Management Company ("Western Asset"), 385 East Colorado Boulevard, Pasadena, California 91101. As investment adviser, Western Asset is responsible for the investment management of the fund, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $177 billion as of September 30, 2004.

For its services, the fund paid LMFA a fee of 0.46% of its average daily net assets for the fiscal year ended August 31, 2004. For the fiscal year ended August 31, 2004, LMFA paid Western Asset a fee of 0.138% of the fund's average daily net assets, which is equal to 30% of LMFA's fee.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[GRAPHIC]

HOW TO INVEST

To open a regular, retirement or Coverdell Education Savings Account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $500.

Retirement accounts include traditional individual retirement accounts("IRAs") spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS, or other entity offering the fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account, visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans or automatic sweep arrangements) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

    ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE
                         ADDITIONAL SHARES OF THE FUND:

IN PERSON           If your account is through Legg Mason, give your Financial
                    Advisor a check for $500 or more payable to Legg Mason Wood
                    Walker, Incorporated. If your account is through another
                    entity, provide payment to that entity in accordance with
                    its instructions.

MAIL If your account is through Legg Mason, mail your check, payable to Legg Mason Wood Walker, Incorporated, for
                    $500 or more to your Financial Advisor or to Legg Mason
                    Funds Investor Services at P.O. Box 17023, Baltimore,
                    MD 21297-0356. If your account is through another entity, mail payment to that entity in accordance with its instructions.

                                       10

TELEPHONE           If your account is through Legg Mason, including FIS, call
OR WIRE             your Financial Advisor or FIS at 1-800-822-5544 to transfer available cash balances in your brokerage account or
                    arrange with your bank to transfer money directly from your bank. If your account is through another entity, contact
                    that entity in accordance with its instructions. Wire
                    transfers may be subject to a service charge by your bank.

AUTOMATIC           Arrangements may be made with some employers and financial
INVESTMENTS         institutions for regular automatic monthly investments of
                    $50 or more in shares of the fund. You may also reinvest
                    dividends from certain unit investment trusts or other Legg
                    Mason funds in shares of the fund.

FUTURE FIRST(R)     Contact a Legg Mason Financial Advisor or FIS to enroll in
SYSTEMATIC          Legg Mason's Future First(R) Systematic Investment Plan.
INVESTMENT          This plan allows you to automatically invest a specific
PLAN                dollar amount at regular intervals (minimum of $50 per month per fund). The transfer agent will transfer money directly from your checking or savings account, your Legg Mason
                    brokerage account, or another Legg Mason fund to purchase
                    shares of the fund.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received in federal funds form (I.E. federal funds wire) by the fund, on any day that the New York Stock Exchange ("Exchange") is open, will be processed as follows:

                                   SHARES WILL BE PURCHASED      SUCH SHARES WILL
IF THE PURCHASE                    AT THE NET ASSET VALUE NEXT   BEGIN TO EARN
ORDER IS RECEIVED                  DETERMINED ON THE             DIVIDENDS ON THE
------------------------------------------------------------------------------------
BEFORE 12:00 NOON, EASTERN TIME    SAME DAY                      SAME DAY

12:00 NOON OR AFTER, BUT BEFORE
4:00 P.M., EASTERN TIME            SAME DAY                      NEXT BUSINESS DAY

4:00 P.M. OR AFTER, EASTERN TIME   NEXT BUSINESS DAY             NEXT BUSINESS DAY

When you make payment in a form other than federal funds (such as a personal check), Legg Mason or the other entity through which you hold your shares will convert your payment to federal funds and forward federal funds to the fund, a process that is usually completed on the second business day after receipt of your payment, but may take up to ten business days. It is your dealer's obligation to forward your order to the fund in a timely fashion.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

[GRAPHIC]

HOW TO REDEEM YOUR SHARES

      YOU MAY USE ANY OF THE FOLLOWING METHODS TO REDEEM SHARES OF THE FUND:

TELEPHONE                     Call your Legg Mason Financial Advisor or FIS at
                              1-800-822-5544 or other entity through which you
                              hold shares to request a redemption. Please have
                              the following information ready when you call: the
                              name of the fund, dollar amount (or number of
                              shares) to be redeemed and your shareholder
                              account number.

                              Proceeds will be credited to your brokerage account or a check will be sent to you by Legg
                              Mason or the entity through which you hold shares, at your direction. Wire requests to Legg Mason will be subject to a fee. For wire transfers, be sure that Legg Mason or the entity through which you hold shares has your bank account information on file.

INTERNET OR TELEFUND          FIS clients may request a redemption of fund
                              shares through Legg Mason's Internet site at
                              www.leggmasonfunds.com or through TELEFund at
                              1-877-6-LMFUNDS (1-877-656-3863). Proceeds will
                              be credited to your brokerage account or a check
                              will be sent to you by Legg Mason at your
                              direction.

MAIL                          Send a letter to your Financial Advisor, to Legg
                              Mason Funds Investor Services at P.O. Box 17023,
                              Baltimore, MD 21297-0356, or the entity through which you hold shares requesting redemption of your shares. The letter should be signed by all of the owners of the account. Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature
                              Guarantee.") Proceeds will be credited to your brokerage account or a check will be sent to you by Legg Mason or the entity through which you hold shares, at your direction. Wire requests to Legg
                              Mason will be subject to a fee. For wire transfers, be sure that Legg Mason or the entity through which you hold shares has your bank account information on file.

CHECKWRITING                  The fund offers a free checkwriting service. You
                              may write checks to anyone in amounts of $500 or
                              more. The fund's transfer agent will redeem
                              sufficient shares from your account to pay the
                              checks. You will continue to earn dividends on
                              your shares until the check clears at the transfer
                              agent. Checkwriting cannot be used to close your
                              account or for electronic funds transfers.

                                       12

SECURITIES PURCHASES AT       Legg Mason has special redemption procedures for
LEGG MASON                    investors who wish to purchase stocks, bonds or
                              other securities at Legg Mason. Once you've placed
                              an order for securities, and have not indicated
                              any other payment method, fund shares will be
                              redeemed on the settlement date for the amount
                              due. Fund shares may also be redeemed to cover
                              debit balances in your brokerage account.

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. Legg Mason will not be responsible for any account losses due to fraudulent telephone or Internet orders that Legg Mason reasonably believes to be genuine.

Fund shares will be redeemed at the next net asset value calculated after your redemption request is received in proper form by the fund from your Legg Mason Financial Advisor, FIS or another authorized entity offering shares of the fund.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

[GRAPHIC]

ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern time, and at the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Like most other money market funds, the fund normally values its investments using the amortized cost method.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

- refuse any client or reject any purchase order for shares (including exchanges) for any reason, or suspend the offering of shares for a period of time;

-    change its minimum investment amounts; and

- delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC") or the Investment Company Act of 1940, as amended.

[GRAPHIC]

SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the fund for sale.

ACCOUNT STATEMENTS:

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50.

EXCHANGE PRIVILEGE:

Fund shares may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of The Royce Funds (except Royce TrustShares Fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TELEFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging. There is currently no fee for exchanges.

The fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.

MAILING OF REPORTS AND PROSPECTUSES:

If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you do not want your mailings to be "householded," please call FIS at 1-800-822-5544 or write to us at Legg Mason Funds Investor Services,

100 Light Street, P.O. Box 17023, Baltimore, MD 21297-0356 and we will send separate reports and prospectuses to each account holder living in your household.

[GRAPHIC]

DISTRIBUTIONS AND TAXES

The fund declares dividends from its net investment income daily and pays them monthly. The fund does not expect to realize any capital gain or loss; however, if the fund realizes any net short-term capital gain, the fund will pay it at least once every twelve months.

Your dividends will be automatically reinvested in additional shares of the fund, unless you elect to receive them in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next dividend is to be paid. If your account has a minimum balance of $10,000, you may request that your dividends be invested in shares of another eligible Legg Mason fund or Consultant Class shares of The Royce Funds (except Royce TrustShares Fund), provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your dividend check, your election will automatically be converted to having all dividends reinvested in fund shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Fund distributions of any net short-term capital gain will be taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the fund. No significant part of the fund's dividends is expected to be eligible for the 15% maximum federal income tax rate on "qualified dividend income" enacted in 2003. Pursuant to the recently enacted American Jobs Creation Act of 2004, "interest-related dividends" and "short-term capital gain dividends" the fund pays to foreign investors with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008, will not be subject to a 30% withholding tax that otherwise would apply to the dividends it pays thereto.

The sale or exchange of fund shares will not result in any gain or loss for you to the extent the fund maintains a stable share price of $1.00.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

As required by law, the fund will withhold 28% of all taxable distributions otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number or who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all distributions. This information has been audited by the fund's Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the fund's annual report. The fund's annual report is available upon request by calling toll-free 1-800-822-5544.


                                                                     YEARS ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------
                                                   2004         2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
Net investment income                                 .005          .01           .02           .05           .05
Distributions from net investment
  income                                             (.005)        (.01)         (.02)         (.05)         (.05)
Net asset value, end of year                    $     1.00   $     1.00    $     1.00    $     1.00    $     1.00

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Total return                                           .49%         .69%         1.56%         4.89%         5.36%
Expenses to average net assets                         .67%         .70%          .69%          .67%          .68%
Net investment income to average
  net assets                                           .47%         .68%         1.55%         4.74%         5.25%
Net assets, end of year (in millions)           $    2,088   $    2,331    $    2,439    $    2,291    $    1,950

LEGG MASON CASH RESERVE TRUST

The following additional information about the fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

     TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
     INFORMATION:
     -    Call toll-free 1-800-822-5544
     -    Visit us on the Internet via www.leggmasonfunds.com
     -    Write to us at: Legg Mason Funds Investor Services
                          100 Light Street, P.O. Box 17023
                          Baltimore, Maryland 21297-0356

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-017                                                SEC File Number: 811-2853

                          LEGG MASON CASH RESERVE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the fund's Prospectus dated December 31, 2004, which has been filed with the Securities and Exchange Commission ("SEC"). The fund's financial statements and the report of its Independent Registered Public Accounting Firm are incorporated by reference from the fund's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of either the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.


                             LEGG MASON WOOD WALKER,
                                  INCORPORATED
------------------------------------------------------------------------------

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21202-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                          PAGE
DESCRIPTION OF THE FUND                                                    1
FUND POLICIES                                                              1
INVESTMENT STRATEGIES AND RISKS                                            3
ADDITIONAL TAX INFORMATION                                                 5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                             6
VALUATION OF FUND SHARES                                                   9
PERFORMANCE INFORMATION                                                   10
TAX-DEFERRED QUALIFIED PLANS                                              11
MANAGEMENT OF THE FUND                                                    12
THE FUND'S INVESTMENT ADVISER AND MANAGER                                 18
PORTFOLIO TRANSACTIONS AND BROKERAGE                                      20
THE FUND'S DISTRIBUTOR                                                    21
MASSACHUSETTS TRUST LAW                                                   23
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT           24
THE FUND'S LEGAL COUNSEL                                                  24
THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                  24
FINANCIAL STATEMENTS                                                      24
RATINGS OF SECURITIES                                                    A-1
PROXY VOTING POLICIES AND PROCEDURES OF THE TRUST                        B-1


     No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute an offering by the fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                             DESCRIPTION OF THE FUND

     Legg Mason Cash Reserve Trust ("Cash Reserve Trust" or "the fund") is a diversified open-end management investment company that was established as a Massachusetts business trust on July 24, 1978.

                                  FUND POLICIES

     The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.

     CASH RESERVE TRUST'S investment objective, which is non-fundamental, is to seek stability of principal and current income consistent with the stability of principal. This investment objective may be changed by the fund's Board of Trustees without shareholder approval upon 60 days' written notice to shareholders.

     The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

     Cash Reserve Trust may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

7. Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of municipal issuers, investments in instruments of domestic banks (such as time and demand deposits and certificates of deposit), U.S. branches of foreign banks subject to substantially similar regulation as domestic banks, and foreign branches of domestic banks whose parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments.

     The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

     Although not a part of the fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

     The fund is diversified under the 1940 Act. Although not a part of the fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities, limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The fund may only change to non-diversified status with the affirmative vote of the fund's shareholders. The fund is also subject to the stricter diversification requirements of Rule 2a-7.

     The following are some of the non-fundamental investment limitations that the fund currently observes:

1. The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

3. The fund may not purchase securities on margin, except that (1) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments.

     Except with respect to the one-third limitation on borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not be considered to be outside the limitation. Cash Reserve Trust will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.

     Unless otherwise stated, the investment policies and limitations are non-fundamental and may be changed without shareholder approval.

     The fund did not borrow money or invest in reverse repurchase agreements in excess of 5% of the value of its total assets during the last fiscal year and, at present, has no intent to do so.

                         INVESTMENT STRATEGIES AND RISKS

     The fund may use any of the following instruments or techniques, among others.

BANK INSTRUMENTS

     The fund may invest in certificates of deposit, demand and time deposits, savings shares and bankers' acceptances, as well as Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks.

U. S. GOVERNMENT OBLIGATIONS

     The fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities may bear fixed, floating or variable rates of interest.

VARIABLE AND FLOATING RATE SECURITIES

     The fund may invest in securities whose interest rates change at specified intervals so they approximately equal current market rates. These securities have interest rate adjustment formulas that may help to stabilize their market value. Many of these instruments carry a demand feature that permits the fund to sell them during a determined time period at par plus accrued interest. The demand feature is often backed by a credit instrument, such as a letter of credit, or by a creditworthy insurer. The fund may rely on the credit instrument or the creditworthiness of the insurer in purchasing a variable or floating rate security. The ability of a party to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Rule 2a-7 under the 1940 Act allows the fund to treat many variable and floating rate securities as having a maturity equal to the time remaining until the next interest rate reset, or until the fund can exercise a demand feature, rather than the time remaining before the principal value of the security must unconditionally be repaid.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The fund may enter into commitments to purchase short-term U.S. Government securities on a when-issued or delayed-delivery basis. When the fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. These transactions are made to secure what is considered to be an advantageous price and yield for the fund. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices in the interim. No fees or other expenses, other than normal transaction costs, are incurred. Liquid assets of the fund sufficient to make payment for the securities to be purchased are maintained in a segregated account with the fund's custodian until the transaction is settled. Such trades may have an effect on the fund that is similar to leverage. The seller's failure to complete a transaction may result in a loss.

REPURCHASE AGREEMENTS

     The fund may enter into repurchase agreements to purchase either U.S. Government obligations or high-quality debt securities from a securities dealer or bank. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. The securities are held for the fund by a custodian bank or an approved securities depository or book-entry system as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by the fund's adviser to present minimal risk of default during the term of the agreement. The fund may engage in "tri-party" repurchase agreements where an unaffiliated third party custodian also maintains accounts to hold collateral for the fund and its counterparties.

     In determining its status as a diversified fund, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement the fund transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure such an outcome. Regardless of the reason it is entered into, a reverse repurchase agreement has a leveraging effect on the fund.

     When effecting reverse repurchase agreements, liquid assets in a dollar amount sufficient to make payment for the obligations to be purchased are maintained in a segregated account with the fund's custodian until the transaction is settled.

FOREIGN SECURITIES

     The fund may invest in foreign securities that are not publicly traded in the United States. Investments in obligations of banking entities located outside the United States involve certain risks that are different from investments in securities of domestic banks. These risks may include adverse foreign economic and political developments, the imposition of foreign laws or restrictions that may adversely affect payment of principal and interest on such obligations held by the fund, and the imposition of foreign exchange controls and of withholding taxes on principal and interest payable on such obligations held by the fund. In addition, there may be less public information available about a foreign bank than is generally available about domestic banks. Furthermore, foreign banking institutions may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic banks and branches. All securities purchased by the fund will be denominated in U.S. dollars.

     In an effort to minimize these risks, the adviser will purchase foreign-issued money market instruments only from the branches of those banks that are among the largest and most highly rated in various industrialized nations. On an ongoing basis, the adviser will monitor the credit risk of such foreign banks by using third party services, which provide credit and sovereign risk analysis. Also, the adviser will not purchase obligations that it believes, at the time of purchase, will be subject to exchange controls or the interest on which will be subject to withholding taxes. Investment will be limited to obligations of bank branches located in countries where sovereign risk is considered by the adviser to be minimal;

however, there can be no assurance that exchange control laws, withholding taxes or other similar laws will not become applicable to certain of the fund's investments.

RESTRICTED AND ILLIQUID SECURITIES

     The fund may invest up to 10% of its net assets in illiquid securities (securities which cannot be sold or otherwise disposed of within seven days at approximately the price at which the fund carries them). Illiquid securities may be difficult to value, and the fund may have difficulty selling such securities promptly. Repurchase agreements maturing in more than seven days are considered illiquid.

     Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. Although restricted securities traditionally were considered illiquid, the adviser, acting pursuant to guidelines established by the fund's Board of Trustees, may determine that certain restricted securities are liquid.

                           ADDITIONAL TAX INFORMATION

     The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, or local taxes that may apply to them.

     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income, except for the part of those dividends that is "qualified dividend income," which is subject to a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and any capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange ("Exchange") is open for business. The procedure for purchasing shares of the fund is explained in the Prospectus under "How to Invest".

     If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

CONVERSION TO FEDERAL FUNDS

     It is the fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Legg Mason, the fund's distributor, or Boston Financial Data Services ("BFDS"), the fund's transfer agent and dividend disbursing agent, acts as the shareholders' agent in depositing checks and converting them to federal funds, normally within two to ten business days of receipt of checks.

     A deposit made after the daily cashiering deadline of the Legg Mason office in which the deposit is made will be credited to your Legg Mason brokerage account ("Brokerage Account") on the next business day following the day of deposit, and the resulting free credit balance will be invested on the second business day following the day of receipt.

PURCHASES BY SWEEP

     Shareholders of the fund who have regular Brokerage Accounts with Legg Mason have the option of setting up automatic weekly transfers of cash balances from their Brokerage Account to the fund (commonly referred to as a "sweep"). The transfer will take place on the last business day of the week, based on the prior business day's balance. If your fund account drops to zero, the automatic transfer to the fund will cease. The automatic transfer will be reestablished when a $1,000 credit balance is available in your Brokerage Account.

REDEMPTIONS BY SWEEP

     For Brokerage Account clients, an automatic redemption of fund shares will occur when the Brokerage Account has a debit balance.

REDEMPTION IN-KIND


     The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities. Redemptions in-kind will not be done with Legg Mason or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

FUTURE FIRST(R) SYSTEMATIC INVESTMENT PLAN AND TRANSFER OF FUNDS FROM FINANCIAL INSTITUTIONS

     Under the Future First(R) Systematic Investment Plan you may arrange for automatic monthly investments of $50 or more by authorizing BFDS to transfer funds each month from your Brokerage Account, your checking/savings account, or another Legg Mason fund to be used to buy additional shares of the fund. Legg Mason will send an account statement monthly. The transfer will also be reflected on your Legg Mason account statement or your regular checking account statement. You may terminate the Future First(R) Systematic Investment Plan at any time without charge or penalty.

     You may also buy additional shares of the fund through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow you, on a pre-authorized basis, to have $50 or more automatically transferred monthly from your checking/savings account for investment in shares of the fund.

SYSTEMATIC WITHDRAWAL PLAN

     All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan. Any account with a net asset value of $5,000 or more ($1,000 or more for individual retirement accounts ("IRAs") and Coverdell Education Savings Accounts ("Coverdell ESAs")) may elect to make withdrawals of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Except for IRAs and Coverdell ESAs, there are three ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Credit to brokerage account - fund shares can be redeemed on any business day of the month and the proceeds will be credited to the brokerage account in approximately two business days; (2) Check mailed by the fund's transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Credit to a brokerage account is the only option available to IRAs and Coverdell ESAs. Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with which you have an account. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty, by contacting your Legg Mason Financial Advisor or Legg Mason Funds Investor Services. The fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. The fund, its transfer agent and Legg Mason will not be held liable for any delay in the distribution of payments made through the Systematic Withdrawal Plan.

     Withdrawal payments are treated as a sale of shares rather than as a dividend. If the periodic withdrawals exceed reinvested dividends, the amount of your original investment may be correspondingly reduced.

     The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First(R) Systematic Investment Plan.

LEGG MASON PREMIER ASSET MANAGEMENT ACCOUNT

     Shareholders of the fund who have cash or negotiable securities (including fund shares) valued at $10,000 or more in accounts with Legg Mason may subscribe to Legg Mason's Premier Asset Management Account ("Premier"). Premier allows shareholders to combine their fund account with a Brokerage Account with margin borrowing availability, unlimited checkwriting with no minimum check amount and a VISA Gold debit card. Shareholders of the fund participating in the Premier program will have free credit balances in their Brokerage Account automatically invested in shares of the fund. Free credit balances of $100 or more will be invested on the next business day the balances are credited to the Brokerage Account. Free credit balances of less than $100 will be invested in fund shares weekly. If your fund account drops to zero, the automatic transfer to the fund will cease. The automatic transfer will be reestablished when a $1,000 credit balance is available in your Brokerage Account.

     Shareholders should be aware that the various features of the Premier program are intended to provide easy access to assets in their accounts and that the Premier account is not a bank account. Legg Mason charges a fee for the Premier services, which is currently $125 per year for individuals and $200 per year for businesses and corporations. Fees may be waived in certain circumstances. Additional information about the Premier program is available by calling your Legg Mason Financial Advisor or Legg Mason's Premier Client Services at 1-800-253-0454 or 1-410-454-2066.

LEGG MASON FUNDS PREMIER ACCOUNT

     The Legg Mason Funds Premier Account and its services are free to Funds Investor Services clients with fund shares valued at $50,000 or more. Clients with fund shares valued at $10,000 - $49,999 may be eligible for a Legg Mason Funds Premier Account with an annual fee of $50. Fees may be waived in certain circumstances. The Legg Mason Fund Premier Account includes many of the same services as the Legg Mason Premier Asset Management Account, such as Visa debit card, ATM access, unlimited checkwriting and a secured line of credit (margin). In addition, shareholders will receive personalized guidance from their dedicated Funds Investor Services Representative, access to the Legg Mason Funds Core Four Asset Allocation system, hypothetical investment scenarios, portfolio analysis, interaction with high-level Funds personnel, and more. The Funds Premier Account is also intended to provide easy access to your Legg Mason funds assets. For additional information about this account, contact Legg Mason Funds Investor Services at 1-800-822-5544.

OTHER INFORMATION REGARDING REDEMPTIONS

     The fund reserves the right to modify or terminate the check, wire, telephone, or Internet redemption services described in the Prospectus and this SAI at any time.


     You may request the fund's checkwriting service by completing a Funds Checkwriting Services request form and sending it to your financial adviser or Legg Mason Funds Investor Services, P.O. Box 17023, Baltimore, Maryland 21297-0356. State Street Bank and Trust Company ("State Street"), the fund's custodian, will supply you with checks which can be drawn on an account of the fund maintained with State Street. When honoring a check presented for payment, the fund will cause State Street to redeem exactly enough full and fractional shares from your account to cover the amount of the check. Canceled checks will be returned to you.

     Check redemption is subject to State Street's rules and regulations governing checking accounts. Checks printed for the checking account cannot be used for electronic funds transfer arrangements with third parties. In addition, checks cannot be used to close a fund account because when the check is written you will not know the exact total value of the account, including accrued dividends, on the day the check clears. Persons who obtained certificates for their shares may not use the checkwriting service.

     The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.


     Although the fund may elect to redeem any shareholder account with a current value of less than $500, the fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

                            VALUATION OF FUND SHARES

     The fund attempts to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     USE OF THE AMORTIZED COST METHOD. The Board of Trustees has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accretion of discount, rather than at current market value. The Board of Trustees periodically assesses the appropriateness of this method of valuation.

     The fund's use of the amortized cost method depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Board of Trustees must establish procedures reasonably designed to stabilize the net asset value at $1.00 per share, as computed for purposes of distribution and redemption, taking into account current market conditions and the fund's investment objective.

     MONITORING PROCEDURES. The fund's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. If there is a difference of more than 0.5% between the two, the Board of Trustees will take steps it considers appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other potentially unfair results arising from differences between the two methods of determining net asset value.

     INVESTMENT RESTRICTIONS. Rule 2a-7 requires the fund, if it wishes to value its assets at amortized cost, to limit its investments to instruments that: (i) in the opinion of the adviser, present minimal credit risk and (ii) (a) are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one NRSRO has rated the security) or (b) if unrated, are determined to be of comparable quality by the adviser, all pursuant to procedures determined by the Board of Trustees ("Eligible Securities"). Securities that were long-term when issued, but have 397 days or less remaining to maturity, and that lack an appropriate short-term rating, may be eligible if they are comparable in priority and security to a rated short-term security, unless the former security has a long-term rating below A.

     The fund may invest no more than 5% of its total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the adviser to be of comparable quality ("Second Tier Securities"). In addition, the fund will not invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer.

     The Rule requires the fund to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and, in any event, of not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the

Rule) of more than 397 days can be purchased by the fund, except that the fund may hold securities with remaining maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. Certain variable and floating rate securities in which the fund invests may have a remaining maturity of more than 397 days. However, pursuant to regulations of the SEC, the fund is permitted to treat these securities as having a maturity of no more than 397 days, based on the times at which the interest rates of these securities are reset and/or the fund is permitted to redeem on demand.

     Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

     The fund usually holds portfolio securities to maturity and realizes par, unless the adviser determines that sale or other disposition is appropriate in light of the fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

     In periods of declining interest rates, the indicated daily yield on shares of the fund, which is computed by dividing the annualized daily income on the fund's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

     In periods of rising interest rates, the indicated daily yield on shares of the fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                             PERFORMANCE INFORMATION

     HOW THE FUND'S YIELD IS CALCULATED. The current annualized yield for the fund is based on a seven-day period and is computed by determining the net change in the value of a hypothetical account in the fund. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the fund may use a compound effective annualized yield quotation which is calculated, as prescribed by SEC regulations, by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The 7-day yield of the fund calculated under the above-described method for the month ending October 31, 2004 was 1.11%.

     The fund's yield may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current yield does not provide a basis for determining future yields. The fund's performance data quoted in advertising and other promotional materials represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate.

                          TAX-DEFERRED QUALIFIED PLANS

     Investors may invest in shares of the fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs
(collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your Legg Mason Financial Advisor or other entity offering the fund's shares for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNT - IRA

     TRADITIONAL IRA. Certain shareholders who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 591/2, when you may be in a lower tax bracket. Withdrawals made before age 591/2 are generally subject to a 10% penalty.

     ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to conversions of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 591/2 (or certain other conditions apply).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

     Legg Mason makes available to corporate and other employers a SEP for investment in the fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

     An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

COVERDELL EDUCATION SAVINGS ACCOUNT - COVERDELL ESA

     Although not technically for retirement savings, a Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

     For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

WITHHOLDING

     Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified retirement plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUND

     Under applicable law, the Board of Trustees is responsible for management of the fund and provides broad supervision over its affairs. The fund's officers manage the day-to-day operations of the fund under the general direction of the fund's Board of Trustees.

     The standing committees of the Board of Trustees include an Audit Committee, a Nominating Committee and an Independent Trustees Committee. All trustees who are not "interested persons" of the fund, as defined in the 1940 Act, are members of all three committees.

     The Audit Committee meets at least twice a year with the fund's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the fund, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees, to fill vacancies on the Board of Trustees, and to evaluate the performance of trustees. The Independent Trustees Committee considers matters related to fund operations and oversees issues related to the independent trustees. During the last fiscal year, the Audit Committee met four times, the Nominating Committee met two times and the Independent Trustees Committee met four times.

     The table below provides information about the fund's trustees and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each trustee and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.


                                      TERM OF            NUMBER OF
                                    OFFICE AND            FUNDS                                PRINCIPAL
                      POSITION(S)    LENGTH OF           IN FUND             OTHER           OCCUPATION(S)
                       HELD WITH       TIME               COMPLEX         DIRECTORSHIPS        DURING THE
                       THE FUND       SERVED (1)         OVERSEEN            HELD             PAST FIVE
    NAME AND AGE                                                                                 YEARS
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------
Hearn, Ruby P.        Trustee            Since 2004       Director/          None                Senior Vice
Age 64                                                    Trustee of all                         President
                                                          Legg Mason funds                       Emerita of The
                                                          consisting of 23                       Robert Wood
                                                          portfolios.                            Johnson
                                                                                                 Foundation since
                                                                                                 2001. Formerly:
                                                                                                 Senior Vice
                                                                                                 President of The
                                                                                                 Robert Wood
                                                                                                 Johnson
                                                                                                 Foundation
                                                                                                 (1996-2001).



                                      TERM OF            NUMBER OF
                                    OFFICE AND            FUNDS                                PRINCIPAL
                      POSITION(S)    LENGTH OF           IN FUND             OTHER           OCCUPATION(S)
                       HELD WITH       TIME               COMPLEX         DIRECTORSHIPS        DURING THE
                       THE FUND       SERVED (1)         OVERSEEN            HELD             PAST FIVE
    NAME AND AGE                                                                                 YEARS
------------------------------------------------------------------------------------------------------------
Lehman, Arnold L.     Trustee            Since 1988       Director/          None                Director of The
Age 60                                                    Trustee of all                         Brooklyn Museum
                                                          Legg Mason funds                       of Art since
                                                          consisting of 23                       1997; Trustee of
                                                          portfolios.                            American
                                                                                                 Federation of
                                                                                                 Arts since
                                                                                                 1998.  Formerly:
                                                                                                 Director of The
                                                                                                 Baltimore Museum
                                                                                                 of Art
                                                                                                 (1979-1997).

Masters, Robin J.W.   Trustee            Since 2002       Director/          None                Retired.
Age 49                                                    Trustee of all                         Director of
                                                          Legg Mason funds                       Bermuda
                                                          consisting of 23                       SMARTRISK
                                                          portfolios.                            (non-profit)
                                                                                                 since 2001.
                                                                                                 Formerly:  Chief
                                                                                                 Investment
                                                                                                 Officer of ACE
                                                                                                 Limited
                                                                                                 (insurance)
                                                                                                 (1986-2000).

McGovern, Jill E.     Trustee            Since 1989       Director/          None                Chief Executive
Age 60                                                    Trustee of all                         Officer of The
                                                          Legg Mason funds                       Marrow
                                                          consisting of 23                       Foundation since
                                                          portfolios.                            1993.  Formerly:
                                                                                                 Executive
                                                                                                 Director
                                                                                                 of the
                                                                                                 Baltimore
                                                                                                 International
                                                                                                 Festival
                                                                                                 (1991 - 1993);
                                                                                                 Senior
                                                                                                 Assistant to
                                                                                                 the President
                                                                                                 of The
                                                                                                 Johns Hopkins
                                                                                                 University
                                                                                                 (1986-1990).


                                      TERM OF            NUMBER OF
                                    OFFICE AND            FUNDS                                PRINCIPAL
                      POSITION(S)    LENGTH OF           IN FUND             OTHER           OCCUPATION(S)
                       HELD WITH       TIME               COMPLEX         DIRECTORSHIPS        DURING THE
                       THE FUND       SERVED (1)         OVERSEEN            HELD             PAST FIVE
    NAME AND AGE                                                                                 YEARS
------------------------------------------------------------------------------------------------------------
Mehlman, Arthur S.    Trustee            Since 2002       Director/          Trustee of the      Retired.
Age 62                                                    Trustee of all     Royce Family of     Director of The
                                                          Legg Mason funds   Funds consisting    League for
                                                          consisting of 23   of 21 portfolios;   People with
                                                          portfolios.        Director of         Disabilities,
                                                                             Municipal           Inc.; Director
                                                                             Mortgage &          of University of
                                                                             Equity, LLC.        Maryland
                                                                                                 Foundation and
                                                                                                 University of
                                                                                                 Maryland College
                                                                                                 Park Foundation
                                                                                                 (non-profits).
                                                                                                 Formerly:
                                                                                                 Partner, KPMG
                                                                                                 LLP
                                                                                                 (international
                                                                                                 accounting firm)
                                                                                                 (1972-2002).

O'Brien, G. Peter     Trustee            Since 1999       Director/          Trustee of the      Trustee of
Age 59                                                    Trustee of all     Royce Family of     Colgate
                                                          Legg Mason funds   Funds consisting    University;
                                                          consisting of 23   of 21 portfolios;   President of
                                                          portfolios.        Director of         Hill House, Inc.
                                                                             Renaissance         (residential
                                                                             Capital Greenwich   home care).
                                                                             Funds; Director     Formerly:
                                                                             of Technology       Managing
                                                                             Investment          Director, Equity
                                                                             Capital Corp.       Capital Markets
                                                                                                 Group of Merrill
                                                                                                 Lynch & Co.
                                                                                                 (1971-1999).

Rowan, S. Ford        Trustee            Since 2002       Director/          None                Consultant,
Age 61                                                    Trustee of all                         Rowan & Blewitt
                                                          Legg Mason funds                       Inc. (management
                                                          consisting of 23                       consulting);
                                                          portfolios.                            Chairman,
                                                                                                 National
                                                                                                 Center for
                                                                                                 CriticalIncident
                                                                                                 Analysis, National
                                                                                                 Defense


                                      TERM OF            NUMBER OF
                                    OFFICE AND            FUNDS                                PRINCIPAL
                      POSITION(S)    LENGTH OF           IN FUND             OTHER           OCCUPATION(S)
                       HELD WITH       TIME               COMPLEX         DIRECTORSHIPS        DURING THE
                       THE FUND       SERVED (1)         OVERSEEN            HELD             PAST FIVE
    NAME AND AGE                                                                                 YEARS
------------------------------------------------------------------------------------------------------------
                                                                                                 University,
                                                                                                 since 2004;
                                                                                                 Director of
                                                                                                 Santa Fe
                                                                                                 Institute
                                                                                                 (scientific
                                                                                                 research
                                                                                                 institute)
                                                                                                 since 1999;
                                                                                                 Director
                                                                                                 of Annapolis
                                                                                                 Center for
                                                                                                 Science-Based
                                                                                                 Public Policy
                                                                                                 since 1995.

Tarola, Robert M.     Trustee            Since 2004       Director/          None                Senior Vice
Age 54                                                    Trustee of all                         President and
                                                          Legg Mason funds                       Chief Financial
                                                          consisting of 23                       Officer of W. R.
                                                          portfolios.                            Grace & Co.(specialty
                                                                                                 chemicals) since
                                                                                                 1999.


INTERESTED TRUSTEES:

Curley Jr., John F.   Chairman and       Since 1988       Chairman and       None                Chairman of the
Age 65                Trustee                             Director/                              Board of all
                                                          Trustee of all                         Legg Mason
                                                          Legg Mason funds                       Funds.
                                                          consisting of 23                       Formerly:  Vice
                                                          portfolios.                            Chairman and
                                                                                                 Director of Legg
                                                                                                 Mason, Inc. and
                                                                                                 Legg Mason Wood
                                                                                                 Walker,
                                                                                                 Incorporated
                                                                                                 (1982-1998);
                                                                                                 Director of Legg
                                                                                                 Mason Fund
                                                                                                 Adviser, Inc.
                                                                                                 (1982-1998) and
                                                                                                 Western Asset
                                                                                                 Management
                                                                                                 Company
                                                                                                 (1986-1998)
                                                                                                 (each a
                                                                                                 registered
                                                                                                 investment
                                                                                                 adviser).



                                      TERM OF            NUMBER OF
                                    OFFICE AND            FUNDS                                PRINCIPAL
                      POSITION(S)    LENGTH OF           IN FUND             OTHER           OCCUPATION(S)
                       HELD WITH       TIME               COMPLEX         DIRECTORSHIPS        DURING THE
                       THE FUND       SERVED (1)         OVERSEEN            HELD             PAST FIVE
    NAME AND AGE                                                                                 YEARS
------------------------------------------------------------------------------------------------------------
Fetting, Mark R.      President and      President since  Director/          Trustee of the      Senior Executive
Age 50                Trustee            2001 and Trustee Trustee of all     Royce Family of     Vice President
                                         since 2002       Legg Mason funds   Funds consisting    of Legg Mason,
                                                          consisting of 23   of 21 portfolios.   Inc., director
                                                          portfolios.                            and/or officer
                                                                                                 of various
                                                                                                 Legg Mason
                                                                                                 affiliates since
                                                                                                 2000.  Formerly:
                                                                                                 Division
                                                                                                 President and
                                                                                                 Senior Officer
                                                                                                 of Prudential
                                                                                                 Financial Group,
                                                                                                 Inc. and related
                                                                                                 companies,
                                                                                                 including fund
                                                                                                 boards and
                                                                                                 consulting
                                                                                                 services to
                                                                                                 subsidiary
                                                                                                 companies from
                                                                                                 (1991 to 2000);
                                                                                                 Partner,
                                                                                                 Greenwich
                                                                                                 Associates; Vice
                                                                                                 President, T.
                                                                                                 Rowe Price
                                                                                                 Group, Inc.


EXECUTIVE OFFICERS:

Karpinski, Marie K.   Vice President     Since 1985       Vice President     None                Vice President
Age 55                and Treasurer                       and Treasurer of                       and Treasurer of
                                                          all Legg Mason                         all Legg Mason
                                                          funds consisting                       Funds.  Vice
                                                          of 23 portfolios.                      President and
                                                                                                 Treasurer of
                                                                                                 Legg Mason Fund
                                                                                                 Adviser, Inc.
                                                                                                 and Western Asset
                                                                                                 Funds, Inc.;
                                                                                                 Treasurer and
                                                                                                 Principal
                                                                                                 Financial and
                                                                                                 Accounting
                                                                                                 Officer of
                                                                                                 Pacific American



                                      TERM OF            NUMBER OF
                                    OFFICE AND            FUNDS                                PRINCIPAL
                      POSITION(S)    LENGTH OF           IN FUND             OTHER           OCCUPATION(S)
                       HELD WITH       TIME               COMPLEX         DIRECTORSHIPS        DURING THE
                       THE FUND       SERVED (1)         OVERSEEN            HELD             PAST FIVE
    NAME AND AGE                                                                                 YEARS
------------------------------------------------------------------------------------------------------------
                                                                                                 Income Shares,
                                                                                                 Inc., Western
                                                                                                 Asset Premier
                                                                                                 Bond Fund,
                                                                                                 Western
                                                                                                 Asset/Claymore
                                                                                                 U.S. Treasury
                                                                                                 Inflation
                                                                                                 Protected
                                                                                                 Securities Fund,
                                                                                                 and Western
                                                                                                 Asset/Claymore
                                                                                                 U.S. Treasury
                                                                                                 Inflation
                                                                                                 Protected
                                                                                                 Securities Fund
                                                                                                 2.


Merz, Gregory T.      Vice President     Since 2003       Vice President     None                Vice President
Age 46                and Chief Legal                     and Chief Legal                        and Deputy
                      Officer                             Officer of all                         General Counsel of Legg Mason,
                                                          Legg Mason funds                       Inc. since
                                                          consisting of 23                       2003.
                                                          portfolios.                            Formerly:
                                                                                                 Associate
                                                                                                 General Counsel,
                                                                                                 Fidelity
                                                                                                 Investments
                                                                                                 (1993-2002);
                                                                                                 Senior
                                                                                                 Associate,
                                                                                                 Debevoise &
                                                                                                 Plimpton
                                                                                                 (1985-1993).

Olmert, Amy M.        Vice President     Since 2004       Vice President     None                Senior Vice
Age 41                and Chief                           and Chief                              President of
                      Compliance                          Compliance                             Legg Mason, Inc.
                      Officer                             Officer of all                         since 2004.
                                                          Legg Mason                             Formerly:
                                                          funds consisting                       Managing Director,
                                                          of 23 porfolios.                       Deutsche Asset
                                                                                                 Management
                                                                                                 (1997-2004).


(1) Officers of the Trust are elected annually to serve until successors are elected and qualified. Trustees of the fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.


     Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the fund on the basis of their employment with the fund's investment adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each trustee's ownership of shares of the fund and of all the Legg Mason Funds served by the trustee as of December 31, 2003:

                                                                                        AGGREGATE DOLLAR RANGE
                                                DOLLAR RANGE OF EQUITY                     OF SHARES IN THE
     NAME OF TRUSTEE                           SECURITIES IN LEGG MASON                    LEGG MASON FUNDS
                                                  CASH RESERVE TRUST                       OWNED BY TRUSTEE
INDEPENDENT TRUSTEES:
Hearn, Ruby P. *                                         None                                   None
Lehman, Arnold L.                                 $50,001 - $100,000                       Over $100,000
Masters, Robin J.W.                                      None                            $10,000 - $50,000
McGovern, Jill E.                                 $10,001 - $50,000                        Over $100,000
Mehlman, Arthur S.                                       None                            $50,001 - $100,000
O'Brien, G. Peter                                        None                              Over $100,000
Rowan, S. Ford                                    $10,001 - $50,000                        Over $100,000
Tarola, Robert M. *                                      None                                   None

INTERESTED TRUSTEES:
Curley, John F., Jr.                                 $1 - $10,000                          Over $100,000
Fetting, Mark R.                                    Over $100,000                          Over $100,000
--------------------------------------------------------------------------------------------------------------------

* As of October 31, 2004, the aggregate dollar range of shares in the Legg Mason Funds owned by Dr. Hearn was $10,001-$50,000. As of October 31, 2004, the aggregate dollar range of shares in the Legg Mason Funds owned by Mr. Tarola was Over $100,000.

     The following table provides certain information relating to the compensation of the Corporation's trustees. None of the Legg Mason Funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.


                                                                                  TOTAL COMPENSATION FROM FUND AND
                                                  AGGREGATE COMPENSATION                    FUND COMPLEX
        NAME OF PERSON AND POSITION                     FROM FUND*                       PAID TO TRUSTEES**
INDEPENDENT TRUSTEES:
Gilmore, Richard G. - Trustee ***                          $653                                $56,250
Hearn, Ruby P.  - Trustee ****                            $1,150                                 N/A
Lehman, Arnold L. - Trustee                               $6,267                               $72,500
Masters, Robin J.W. - Trustee                             $5,170                               $62,500
McGovern, Jill E.  - Trustee                              $5,755                               $65,000
Mehlman, Arthur S. - Trustee *****                        $5,575                               $65,625


                                                                                  TOTAL COMPENSATION FROM FUND AND
                                                  AGGREGATE COMPENSATION                    FUND COMPLEX
        NAME OF PERSON AND POSITION                     FROM FUND*                       PAID TO TRUSTEES**
O'Brien, G. Peter  - Trustee*****                         $5,755                              $131,500
Rowan, S. Ford - Trustee                                  $5,170                               $62,500
Tarola, Robert M. - Trustee ****                          $1,150                                 N/A

INTERESTED TRUSTEES:
Curley, John F., Jr.  -                                    None                                 None
Chairman of the Board and Trustee
Fetting, Mark R. - Trustee                                 None                                 None

* Represents compensation paid to the trustees for the fiscal year ended August 31, 2004.

** Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2003. There are 12 open-end investment companies in the Legg Mason Funds, consisting of 23 portfolios.

***  Compensation paid to Mr. Gilmore prior to his death on September 19, 2003.

**** Dr. Hearn and Mr. Tarola were elected as trustees of the fund on August 11, 2004.

***** Mr. Mehlman was elected to the Board of Trustees of The Royce Funds on
     April 15, 2004. The total compensation paid to Mr. O'Brien reflects compensation paid by the Royce Funds, consisting of 21 portfolios, in addition to that paid by the Legg Mason Funds.

     Officers and trustees who are interested persons of the fund, as defined in the 1940 Act, receive no salary or fees from the fund. For serving as a director/trustee of all of the Legg Mason mutual funds, each trustee who is not an interested person of the fund ("Independent Trustee") receives an annual retainer of $30,000 and a fee of $7,500 for each quarterly meeting he or she attends. The Lead Independent Director receives $10,000 per year and the Chair of the Board's Nominating Committee receives $2,500 per year in additional compensation for their additional time commitment. In addition, the Chair and Deputy Chair of the Board's Audit Committee receive $5,000 and $2,500 per year, respectively, for their additional time commitments. Independent Trustees will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in-person or by telephone, respectively. These fees are allocated to each Legg Mason fund based on average net assets as of December 31 of the previous year. Individual trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for each Corporation and Trust. The Legg Mason Funds continue to reimburse Independent Trustees for their travel and other out-of-pocket expenses related to their attendance of Board meetings.

     On October 31, 2004, the trustees and officers of the fund beneficially owned in the aggregate less than 1% of the fund's outstanding shares.

     On October 31, 2004, no entities were known by the fund to own of record or beneficially 5% or more of the fund's outstanding shares.

                    THE FUND'S INVESTMENT ADVISER AND MANAGER

     Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason. LMFA serves as manager to the fund under a management agreement between the fund and LMFA ("Management Agreement").

     The Management Agreement provides that, subject to the overall direction by the Board of Trustees, LMFA will manage the investment and other affairs of the fund. Under the Management Agreement, LMFA is responsible for managing the fund's securities and for making purchases and sales of securities consistent with the 1940 Act, the Code and the investment objectives and policies described in the fund's Prospectus and this Statement of Additional Information.

     LMFA is obligated to furnish the fund with office space and certain administrative services, as well as executive and other personnel necessary for the operation of the fund. LMFA and its affiliates also are responsible for the compensation of trustees and officers of the fund who are employees of LMFA and/or its affiliates.

     LMFA has delegated the portfolio management functions for the fund to the adviser, Western Asset Management Company ("Adviser"). The Adviser, 385 East Colorado Boulevard, Pasadena, CA 91101, an affiliate of Legg Mason, serves as investment adviser to the fund pursuant to an Investment Advisory Agreement ("Advisory Agreement"), between the Adviser and LMFA.

BOARD CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

     In approving the Management and Advisory Agreements, the Board of Trustees primarily considered, with respect to the fund, whether continuation of the Agreements would be in the best interests of the fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the fund. The Independent Trustees requested and evaluated an extensive report from LMFA that addressed specific factors designed to inform the Board of Trustees' consideration of these and other issues. The Independent Trustees met with experienced mutual fund legal counsel separately from management and the full Board of Trustees to evaluate this report.

     With respect to the nature and quality of the services provided, the Board of Trustees considered the performance of the fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board of Trustees also considered the adviser's compliance history and considered the steps the adviser has taken to strengthen its compliance program.

     The Board of Trustees also considered the adviser's procedures for executing portfolio transactions for the fund.

     With respect to the overall fairness of the Management and Advisory Agreements, the Board of Trustees primarily considered the fee structure of the Agreements and the profitability of LMFA, the Adviser and their affiliates from their overall association with the funds. The Board of Trustees reviewed information about the rates of compensation paid to investment advisers, and overall expenses ratios, for funds comparable in size, character and investment strategy to the fund. The Board of Trustees considered any specific portfolio management issues that contributed to the fee. In concluding that the benefits accruing to LMFA and the Adviser and its affiliates by virtue of their relationship to the fund were reasonable in comparison with the costs of the provision of management and investment advisory services and the benefits accruing to the fund, the Board of Trustees reviewed specific data as to LMFA's and the Adviser's profit or loss on the fund for a recent period. In prior years, the Board of Trustees has reviewed and discussed at length a study by outside accounting firms evaluating Legg Mason's cost allocation methodology.

     In addition to the annual Board of Trustees meeting in which the Management and Advisory Agreements are reviewed, the Board of Trustees meets at least another three times a year in order to oversee the management and performance of the fund. The portfolio managers make periodic presentations at these meetings. Such meetings provide additional opportunities for the Board of Trustees to discuss performance, compliance and other fund issues. The Board of Trustees also draws upon its long association with LMFA and its personnel, and the Board of Trustees members' familiarity with the culture of the organization, the manner in which it has handled past problems, and its treatment of investors.

     LMFA receives for its services a management fee, calculated daily and payable monthly, based upon the average daily net assets of the fund as follows:
0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $500 million; 0.425% on the next $500 million and 0.40% thereafter.

         For the fiscal years ended August 31, the fund incurred management fees of:


                 2003                 2002            2004
--------------------------------------------------------------------
            $10,132,528          $10,697,827      $10,464,027

     Under the Management Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties under the Agreement.

     The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the fund's Board of Trustees, by vote of a majority of the outstanding voting securities or by LMFA, on not less than 60 days' notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the fund.

     The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing prospectuses, statements of additional information, proxy statements and reports and of printing them for and distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent trustees, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

     The fund also is obligated to pay the expenses for maintenance of its financial books and records, including computation of the fund's net asset value per share, and dividends. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify the trustees and officers of the fund with respect to litigation.

     Under the Management Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFA.

     Under the Advisory Agreement, the Adviser is responsible, subject to the supervision of LMFA and the general oversight of the fund's Board of Trustees, for the actual management of the fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For the Adviser's services to the fund, LMFA (not the fund) pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 30% of the fee received by LMFA from the fund.

     For its services to the fund, the Adviser received the following fees from LMFA for the fiscal years ended August 31:


                    2004                   2003                   2002
-----------------------------------------------------------------------------
                 $3,039,758             $3,209,348             $3,139,208

     Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Advisory Agreement.

     The Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the fund's Board of Trustees, by vote of a majority of the fund's outstanding voting securities, by LMFA or by the Adviser, on not less than 60 days' notice to the fund and/or the other party(ies). The Advisory Agreement will be terminated immediately upon any termination of the Management Agreement or upon the mutual written consent of the Adviser, LMFA and the fund.

     The fund, LMFA, Legg Mason and the Adviser each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must submit proposed transactions in Legg Mason funds for pre-clearance; must hold fund shares purchased for at least sixty days; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser is responsible for the execution of portfolio transactions. Debt securities are generally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agents. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, the Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis, and, for agency transactions, may pay to these broker-dealers a higher brokerage commission than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the fund. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

     The fund paid no brokerage commissions, nor did it allocate any transactions to dealers for research, analysis, advice or similar services during any of its last three fiscal years.

     Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal, including so-called "riskless principal" trades. The fund's Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Legg Mason or any of its affiliated persons is a participant.

     Investment decisions for the fund are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

     The fund may not always hold portfolio securities to maturity, but may sell a security to buy another that has a higher yield because of short-term market movements. This may result in high portfolio turnover. The fund does not anticipate incurring significant brokerage expense in connection with such transactions, since ordinarily they will be made directly with the issuer or a dealer on a net price basis.

                             THE FUND'S DISTRIBUTOR

     Legg Mason acts as distributor of the fund's shares pursuant to an Underwriting Agreement with the fund. Except as noted in the Prospectus, the fund's shares are distributed in a continuous offering. The Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of Prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

     The fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the fund to pay Legg Mason fees for its services related to sales and distribution of shares and the provision of ongoing services to shareholders. Under the Plan, the aggregate fees may not exceed an annual rate of 0.15% of the fund's average daily net assets. Currently, the Board of Trustees has limited payments under the Plan to 0.10% of average daily net assets. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

     For the fiscal year ended August 31, 2004 the fund paid distribution and service fees of $2,181,537.

     Amounts payable by the fund under the Plan need not be directly related to the expenses actually incurred by Legg Mason on behalf of the fund. The Plan does not obligate the fund to reimburse Legg Mason for the actual expenses Legg Mason may incur in fulfilling its obligations under the Plan. Thus, even if Legg Mason's actual expenses exceed the fee payable to Legg Mason at any given time, the fund will not be obligated to pay more than that fee. If Legg Mason's expenses are less than the fee it receives, Legg Mason will retain the full amount of the fee.

     The Plan specifies that the fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Shareholder servicing fees paid under the Plan are not subject to that limit. Legg Mason may pay all or a portion of the fee to its financial advisors or to dealers with which Legg Mason has a dealer agreement with respect to the fund.

     The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Trustees"). In approving the establishment or continuation of the Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that the Plan would benefit the fund and its shareholders. The trustees considered, among other things, the extent to which the potential benefits of the Plan to the fund's shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's shares would be likely to maintain or increase the amount of compensation paid by the fund to LMFA.

     In considering the costs of the Plan, the trustees gave particular attention to the fact that any payments made by the fund to Legg Mason under the Plan would increase the fund's level of expenses in the amount of such payments. Further, the trustees recognized that LMFA and the Adviser would earn greater management fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

     Among the potential benefits of the Plan, the trustees noted that the payment of commissions and service fees to Legg Mason and its financial advisers could motivate them to improve their sales efforts with respect to the fund's shares and to maintain and enhance the level of services they provide to the fund's shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the fund in connection with its Plan. Furthermore, the investment management of the fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

     The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Trustees or by a vote of a majority of the outstanding voting shares. Any change in the Plan that would materially increase the distribution cost to the fund requires shareholder approval; otherwise the Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund, pursuant to the Plan or any related agreement shall provide to the fund's Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts so expended pursuant to the Plan and the purposes for which the expenditures were made. Rule 12b-1 also provides that the fund may rely on that Rule only if, while the Plan is in effect, the selection and nomination of candidates to serve as the fund's Independent Trustees is committed to the discretion of its Independent Trustees.

     For the fiscal year ended August 31, 2004, Legg Mason incurred the following distribution and shareholder servicing expenses with respect to the fund:


       COMPENSATION TO SALES PERSONNEL                                                          $1,137,000
       ADVERTISING                                                                                 $99,000
       PRINTING AND MAILING OF PROSPECTUSES TO PROSPECTIVE SHAREHOLDERS                            $36,000
       ADMINISTRATION, OVERHEAD AND CORPORATE TECHNOLOGY                                        $2,993,000
       TOTAL EXPENSES                                                                           $4,265,000

     The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute the fund's shares.
                                       24

                             MASSACHUSETTS TRUST LAW

     The fund is a Massachusetts business trust formed on July 24, 1978. Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of the fund. To protect its shareholders, the fund's Declaration of Trust, filed with the Commonwealth of Massachusetts, expressly disclaims the liability of its shareholders for acts or obligations of the fund. The Declaration requires notice of this disclaimer to be given in each agreement, obligation or instrument the fund or its trustees enter into or sign.

     The Declaration of Trust authorizes the fund to issue an unlimited number of shares. Each share of the fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. Fractional shares have fractional voting rights. There is no cumulative voting in the election of trustees. Fund shares are fully paid and non-assessable and have no preemptive or conversion rights.

     Special meetings of shareholders may be called by the trustees or Chief Executive Officer of the fund and shall be called by the trustees upon the written request of shareholders owning a majority of the outstanding shares entitled to vote. Shareholders shall be entitled to at least fifteen days notice of any meeting.

     In the unlikely event a shareholder, based on the mere fact of being a shareholder, is held personally liable for the fund's obligations, the fund is required to use its property to protect or compensate the shareholder. On request, the fund will defend any claim made, and pay any judgment, against such a shareholder for any act or obligation of the fund. Therefore, the fund believes that financial loss resulting from liability as a shareholder will occur only if the fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

     State Street Bank and Trust Company ("State Street") , P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of Legg Mason, receives from BFDS for its services a percentage of the per account fees the fund pays BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right, upon 60 days' written notice, to institute other charges on shareholders to cover the fund's administrative costs.

                            THE FUND'S LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036-1221, serves as counsel to the fund.

            THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, Two Commerce Square, Philadelphia, PA 19103, serves as Independent Registered Public Accounting Firm to the fund.

                              FINANCIAL STATEMENTS

     The Annual Report to Shareholders for the fiscal year ended August 31, 2004, contains the financial statements, accompanying notes and the report of Ernst & Young LLP, the fund's Independent Registered Public Accounting Firm, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

LONG-TERM DEBT RATINGS

     AAA - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

     AA - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

     A - An obligation rated A is considered upper-medium grade and are subject to low credit risk.

     BAA - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

     BA - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

     B - An obligation rated B is considered speculative and is subject to high credit risk.

     CAA - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

     CA - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

     C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

     Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

     PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

     PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

     PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

     NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

LONG TERM ISSUE CREDIT RATINGS

     AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - An obligation rated CC is currently highly vulnerable to nonpayment.

     R - An obligor rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not others.

     SD AND D-An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A D rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An SD rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

     PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     C - The `c' subscript indicates that a bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     P - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     R - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. - Not rated.

COMMERCIAL PAPER

     A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

     A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                                    MAY 2003

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason fund or funds it manages and shall provide such records to the fund(s) upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed, and their use on behalf of a Legg Mason fund must be approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year related to voting the funds' proxies or reporting the votes pursuant to regulatory requirements, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any material changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          LEGG MASON FUND ADVISER, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                                    MAY 2003

Legg Mason Fund Adviser, Inc. ("LMFA") acts as investment adviser to several Legg Mason funds pursuant to contracts between the funds and LMFA. In these cases, LMFA retains a sub-adviser to perform all investment advisory services for the funds. LMFA delegates to each sub-adviser the responsibility for voting proxies for the Legg Mason funds, as applicable, through LMFA's contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of a fund if the fund's Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy voting responsibility for any of the Legg Mason funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser for the fund to vote proxies in the best interest of that fund until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board of Directors/Trustees of the Legg Mason fund. If LMFA becomes responsible for voting proxies, LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

In the case of a material conflict between the interests of LMFA (or its affiliates, if such conflict is known to persons responsible for voting at LMFA) and any Legg Mason fund, proxies shall be voted according to the recommendation of an independent third party.

Issues to be reviewed in making the determination of whether a potential conflict is material include, but are not limited to:

     1. Whether LMFA manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

          2. Whether LMFA, an officer or director of the adviser or the applicable portfolio manager, analyst or other person(s) responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent;

          3. Whether there is any other material business or personal relationship as a result of which a Voting Person has an interest in the outcome of the matter before shareholders; or

          4. Whether an affiliate of LMFA has a conflict as described in #1-3 above and such conflict is known to LMFA's Voting Persons.

All of the conflicts noted above should be deemed material. If the conflict resides with an individual Voting Person, that person will exclude him- or herself from the vote determination process in order to shield LMFA and the other Voting Persons from the conflict, provided that the other Voting Persons can determine a vote without undue influence from the conflicted Voting Person. If the conflict cannot be walled off, the vote will be passed on to a neutral third-party service provider. Any time a material conflict is encountered, LMFA will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

                        WESTERN ASSET MANAGEMENT COMPANY
                PROXY VOTING POLICIES AND PROCEDURES OF THE TRUST

                                   BACKGROUND

Western Asset Management Company ("Western Asset") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

                                     POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                   PROCEDURES

Responsibility and Oversight

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:
          1.   Issuer name;
          2.   Exchange ticker symbol of the issuer's shares to be voted;
          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
          4.   A brief identification of the matter voted on;
          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6.   Whether a vote was cast on the matter;
          7.   A record of how the vote was cast; and
          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

          1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

          2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

          3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

          I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1.   Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

     2.   Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution. . b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

          d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

          The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

               a. Western Asset votes for proposals relating to the authorization of additional common stock.

               b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

               c. Western Asset votes for proposals authorizing share repurchase programs.

               4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

               Western Asset votes these issues on a case-by-case basis on board-approved transactions.

               5.   Matters relating to Anti-Takeover Measures

               Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

               a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

               b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

               6.   Other Business Matters

               Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

               a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

               b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

     II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

               1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

               2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

               3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

     III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

               1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

               2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

     IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

               1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

               2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

               3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

               4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.